Letter to shareholders Q2 2026 Exhibit 99.2

Financial highlights Q2 2026 Revenue was $805 million, an increase of 61% year-over-year Gross margin was 91.3%, as compared to 90.8% in the prior year, up 50 bps year-over-year Net income was $253 million and net margin was 31%, an improvement of $164 million from the prior year and more than doubling year-over-year Adjusted EBITDA¹ was $343 million and Adjusted EBITDA margin was 43%, an improvement of $176 million from the prior year and more than doubling year- over-year Operating cash flow was $262 million, an improvement of $151 million from the prior year and more than doubling year-over-year Free cash flow² was $261 million, an improvement of $150 million from the prior year and more than doubling year-over-year Basic and diluted earnings per share were $1.31 and $1.25, more than doubling year-over-year Capital expenditures were $1 million, 0.1% of revenue Cash, cash equivalents, and marketable securities were $2.8 billion as of June 30, 2026 Total fully diluted shares outstanding were 207.0 million as of June 30, 2026, up 0.2% from the prior year Share repurchases: 1.5 million shares repurchased during the quarter for a total of $235 million at an average price per share of $157.57 Q2 2026 • Letter to Shareholders 2 Revenue $805M 61% year-over-year growth 91.3% Gross margin up 50bps from prior year $343M Adjusted EBITDA 1 43% margin Operating cash flow $262M 33% margin Diluted EPS $1.25 up 178% from prior year Net income $253M 31% margin

Business highlights Q2 2026

- **Daily Active Uniques ("DAUq")** averaged 130.3 million, an increase of 18% year-over-year
- **Weekly Active Uniques ("WAUq")** averaged 514.6 million, an increase of 24% year-over-year
- **Logged-in** users grew 7% and **Logged-out** users grew 27% year-over-year
- **U.S. DAUq** grew 6% year-over-year and **international DAUq** grew 28% year-over-year
- Total **U.S. revenue** grew 56% year-over-year and **International revenue** grew 84% year-over-year
- **Advertising revenue** of $762 million grew 64% year-over-year, and **Other revenue** was $43 million, up 24% year-over-year
- **Advertising revenue growth** was driven by year-over-year growth in pricing and impressions
- Broad strength across the **full ad funnel** and **industry verticals**
- Expanded our **Shopify integration** to general availability, unlocking access for millions of merchants to tap into Reddit's high-intent audiences and drive measurable lower-funnel outcomes
- Introduced **Video in Comments**, giving users a new way to connect through richer, more authentic conversations
- Launched our **"People Are the Best"** brand marketing campaign, celebrating the people and communities at the heart of Reddit


Q2 '26 DAILY ACTIVE UNIQUES
130.3M
18%
year-over-year
(IN MILLIONS)
INT'L DAUQ
US DAUQ
110.4
50.3
60.1
Q2 '25
116.0
51.6
64.4
Q3 '25
121.4
52.5
68.9
Q4 '25
126.8
53.5
73.3
Q1 '26
130.3
53.2
77.1
Q2 '26


Q2 '26 WEEKLY ACTIVE UNIQUES
514.6M
24%
year-over-year
(IN MILLIONS)
INT'L WAUQ
US WAUQ
416.4
181.0
235.4
Q2 '25
443.8
187.8
256.0
Q3 '25
471.6
193.4
278.2
Q4 '25
493.1
196.5
296.6
Q1 '26
514.6
197.2
317.4
Q2 '26

Q2 2026 • Letter to Shareholders
3

Dear fellow shareholders, 4 Q2 reinforced something we believe deeply: as the internet becomes more automated, the value of authentic human conversation continues to rise. We saw that reflected in both our commercial success and early progress of our product roadmap. We delivered our eighth consecutive quarter of over 60% revenue growth, hit an adjusted EBITDA margin of 43%, and crossed a major milestone we’ve been chasing: $1 million in revenue per employee. These results speak to the strength of Reddit’s monetization engine and the differentiated value we provide advertisers. I heard that clearly at Cannes last month, where we met with many of our customers. Across the board, brands told me they believe in Reddit’s distinct ability to connect them with highly engaged, highly intentional audiences. More than that, they are rooting for us to win. Reddit works differently from other platforms, and that’s important to advertisers and people alike. As the internet becomes flooded with synthetic content, people are craving real human perspective. We are the antidote to an automated web. AI compresses the internet into summaries. Reddit delivers the opposite: deep discussions, passionate debates, and lived experiences. People don’t want a summary of Reddit; they want Reddit. As AI makes information more abundant, the challenge is no longer finding content—it's finding context, personal opinion, and first-hand accounts. Everything online feels flat, polished, generated, or sponsored, so consumers are overwhelmed and increasingly skeptical. We’ve never had more information, but we’ve never trusted it less. That’s why decision-making is shifting from single authorities to groups of real people who have nothing to gain from you purchasing a product. And it’s not just purchase decisions—it’s health, careers, travel, everything.

Q2 2026 • Letter to Shareholders 5 Our top priority remains growing our daily active user base by improving the experience for new users so they come back more frequently. Everyone belongs on Reddit because Reddit has content for everyone. We already have a massive base of weekly users, and our focus is on converting them into dailies. Our product work is improving engagement in key areas. Updated feed models are increasing contribution rates and session frequency, and we’re successfully driving more web users to our app, where they are far more engaged. We’ve made it easier to post on Reddit and find the right community to post in. We’ve also broadened the product in ways that support growth and engagement—video in comments helps expand our upper funnel, and interactive games on our Developer Platform drive repeat usage and daily habit. On a weekly basis, Reddit now reaches over half a billion people, including more than 130 million daily. In Q2, we improved our user mix and brought more high- quality users to Reddit across the app and site. And new app user retention, an area we’ve discussed frequently, was up 50% year-over-year on a relative basis this quarter—now, this is coming from a small base, and we have a lot of work ahead of us, but it’s an important sign that we’re moving in the right direction. These product efforts, paired with consumer marketing, helped drive daily active users and offset headwinds in users coming from search. Search referrals were choppy in the quarter, and traffic was more volatile later in the quarter, but the bigger picture is unchanged: the commercial business is strong, our revenue growth is differentiated, and we have much to be encouraged by on the product side. Steve Huffman Co-Founder & CEO While our visibility in referral traffic remains low, we’re not building for drive-by traffic. We’re building a daily destination. Our product work is what will get us to our goal of 1 billion daily users globally and 100 million in the U.S. That work takes time to gain traction, but is what will deepen engagement, strengthen our monetization flywheel, and drive more durable growth. The internet is divided between machines and humans. There is room for both, but we know who we're building for. People will always want to hear from other people: real opinions, expertise, stories, and communities where they can ask, learn, argue, and belong. Reddit has continued to grow through every major change on the internet because the underlying need has not changed. Human connection is existential, and Reddit is the most human place on the internet. That’s why I’m so confident in where we’re going. Thank you, as always, for being along for the ride with us.

REVENUE / HEADCOUNT NON-GAAP OPERATING EXPENSES / HEADCOUNT 3 GAAP OPERATING EXPENSES / HEADCOUNT Reddit is scaling efficiently and crossed the $1M Revenue Per Head milestone Q2 2026 • Letter to Shareholders 6A. Revenue / headcount calculated as sum of last four quarters revenue divided by average of last four quarters headcount. GAAP operating expenses / headcount and non-GAAP operating expenses / headcount calculated as sum of last four quarters GAAP and non-GAAP operating expenses, respectively, divided by average of last four quarters headcount. REVENUE, OPERATING EXPENSES, AND NON-GAAP OPERATING EXPENSES PER HEADCOUNT3 A Q2 '25 Q3 '25 Q4 '25 Q2 '26Q1 '26 $735 $611 $626 $643 $654 $681 $808 $904 $986 $1,077 $436 $452 $478 $504 $531 (IN THOUSANDS)

Consumer product & experience

Investing in video

- We're investing in video and creating a **uniquely Reddit experience** that highlights the conversations and communities on Reddit
- **In Q2, we launched video in comments,** enabling users to share video replies directly in the comment section, creating richer and more authentic conversations with core video creation tools
- Looking ahead, we're reimagining how users and communities connect, share, and consume content through a **modernized video experience** on Reddit


r/popculturechat
reddit
u/melaniec
Video in comments

Keeping Reddit real, and safe

- Reddit is the most trusted source of authentic human knowledge, **built for people** and powered by **real human perspectives**
  - Our "People Are the Best" brand campaign launched in Q2 celebrates the communities that make Reddit unlike anywhere else on the internet


100k+
Active communites
26B+
Posts & comments
r/beauty
PEOPLE ARE THE BEST
reddit

- We are also **investing to keep Reddit human** and **safe** at scale, using AI and community-led moderation to catch and remove spam and coordinated inauthentic behavior

20% reduction in user exposure to spam

23M spam views blocked daily, before they ever reach a human user

Converting frequent users into higher-value app Redditors

- We are **converting** existing, high-intent Reddit users into app users, where we deliver a richer native product experience and monetize more effectively
- In Q2, we launched app upsells for deep-funnel mobile web users, **driving app DAU and downloads**
- We also launched our first desktop login upsell, driving a **lift in signups**


Improving conversion efficiency with ML-powered targeting
Get the app to keep using Reddit
Get the Reddit App
reddit.com
Join the most real place on the internet
Continue with Google
Continue with Apple
Continue with Phone Number
Continue with Email
Mobile web to app download upsell

Desktop login upsell

Q2 2026 • Letter to Shareholders

7

Advertising & monetization

Real conversations are driving the new consumer decision journey

- **Real conversations** on Reddit are shaping how consumers discover, evaluate, and buy products
- In Q2, we introduced **AI- and Reddit Community Intelligence-powered tools** to improve the advertiser experience:
  - **Tailored Creative Assets:** Identifies high-potential Reddit communities and generates tailored creatives
  - **Free-form Ad Generator:** Enables advertisers to append text, GIFs, and videos to ad placements
- In Q2, we launched **Shopping Listing Ads (alpha)**, our first **multi-advertiser ad format** that matches products to relevant conversations, helping shoppers discover & compare products in context
- We also expanded our Shopify integration to general availability, enabling Shopify merchants to start running Reddit Shopping Ad campaigns within minutes

2X+ higher Shopify advertiser activation rate[A]

~50% of US shoppers verify AI recommendations on Reddit *before* they buy[B]

ML-driven performance across the ad stack

We're investing in machine learning ("ML") across our ads platform to drive performance and deliver more outcomes for advertisers

- **Upper funnel:** Enhanced models increased six-second Engaged Video View-through and completion rates by 130% and 71%, respectively
- **Middle funnel:** Better models are leading to improvements in CTR and delivering more valuable clicks. Click through rates are up over 40% year-over-year
- **Lower funnel:** ML investments and optimizations are driving significant performance gains in our App Install campaigns

Lower funnel updates

Reddit Max campaigns *Growing adoption, driving revenue*	60%+ advertiser growth vs. Q1
	150%+ revenue growth vs. Q1
App Event Optimization *Made generally available*	22% lower Cost Per Action
	100%+ growth in app install volume

Reddit's impact

Case study: Wise

Wise launched an **App Event Optimization** campaign via **Reddit Max campaigns** to streamline creative generation and Call to Action combinations that would deliver against its most valuable KPIs

*"The intuitive setup and automated features of **Reddit's Max campaigns** have really simplified how we manage the platform. We can now focus on broader strategy rather than daily manual tweaks to creative and copy. **We're excited to move Max into our permanent US strategy and start testing its impact in other regions.**"*

8% Lower cost per install

7% More app sign up events

Third party validation of Reddit's impact

Reddit delivers strong performance and high LTV customers for its advertisers, as validated by third-party research

Over 2x incremental ROAS from performance outcomes for retail advertisers[C]

7x avg. ROAS for retail advertisers in EMEA[D]

Reddit shoppers generate higher post acquisition value across CPG categories[E]

A. Represents % of advertisers spending out of new accounts when compared to standard Ads Manager.
B. Source: Reddit Path to Purchase 2026 Survey, US, n=13,956, A18-65 (Monthly Social Media, LLM, and E-commerce users), Attest Sample, May 2026. All platform rankings statistically significant at a 95% confidence level against Social Platforms (YouTube, Facebook, Instagram, TikTok, Snapchat, X, Pinterest, Discord, LinkedIn) and All Platforms = Social Platforms, LLMs (ChatGPT, Gemini, Claude, Microsoft Copilot) and Amazon.

C. When compared to the North American media plan average. Transunion (formerly Neustar) MTA findings across 24 brands/112 outcome metrics.
D. Reddit-commissioned custom Retail MMM Meta Analysis Q1'23-Q4'25 conducted by TransUnion. Date range: January 2023 to December 2025. Sample: Blinded MMMs within the Retail industry that contain Reddit, Other Paid Social Media, Digital Display, TV, Online Video, Paid Search, and other digital and traditional channels.
E. Based on Attain's Census Balanced Transaction Panel. Customer Lifetime Value metrics conducted in partnership with Attain and Theta. Date: March 2026.

Q2 2026 • Letter to Shareholders
8

Financial highlights - P&L **Q2 2026**

Q2 '26 REVENUE

61% ↑
year-over-year



(IN MILLIONS)
US REVENUE
INT'L REVENUE
$499.6
$90.8
$408.8
Q2 '25
$584.9
$105.3
$479.6
Q3 '25
$725.6
$142.3
$583.3
Q4 '25
$663.4
$137.8
$525.6
Q1 '26
$804.9
$166.8
$638.1
Q2 '26

Total revenue was $804.9 million, up 61% year-over-year

Q2 '26 GROSS MARGIN

50bps ↑
year-over-year



90.8%
91.0%
91.9%
91.5%
91.3%
Q2 '25
Q3'25
Q4 '25
Q1 '26
Q2 '26
COST OF REVENUE (IN MILLIONS)
$45.9
$52.5
$58.7
$56.3
$70.3

Gross margin was 91.3%, an improvement of 50 bps year-over-year

Q2 '26 OPERATING EXPENSES

30% ↑
year-over-year



(IN MILLIONS)
NON-GAAP OPERATING EXPENSES[3]
SBC & RELATED TAXES
D&A
$386.0
$3.9
$94.9
$287.2
Q2 '25
$393.9
$3.9
$93.4
$296.6
Q3 '25
$435.1
$4.2
$90.8
$340.1
Q4 '25
$424.2
$4.2
$78.7
$341.3
Q1 '26
$502.9
$4.3
$106.6
$392.0
Q2 '26

Total GAAP operating expenses were $502.9 million, up 30% year-over-year
Total non-GAAP operating expenses[3] were $392.0 million, up 37% year-over-year

Q2 '26 PROFITABILITY

NET INCOME
183% ↑
year-over-year

ADJ. EBITDA[1]
106% ↑
year-over-year



(IN MILLIONS)
NET INCOME
ADJUSTED EBITDA[1]
$89.3
$166.7
Q2 '25
$162.7
$236.0
Q3 '25
$251.6
$327.0
Q4 '25
$204.0
$266.0
Q1 '26
$252.8
$342.8
Q2 '26

Net income was $252.8 million, up 183% year-over-year
Adjusted EBITDA[1] was $342.8 million, up 106% year-over-year

Q2 2026 • Letter to Shareholders
9

Financial highlights - supplemental metrics **Q2 2026**

Q2 '26 AVERAGE REVENUE PER UNIQUE (ARPU)

36% ↑

year-over-year



(IN MILLIONS)
US ARPU
INT'L ARPU
$4.53
$1.73
$7.87
Q2 '25
$5.04
$1.84
$9.04
Q3 '25
$5.98
$2.31
$10.79
Q4 '25
$5.23
$2.02
$9.63
Q1 '26
$6.18
$2.26
$11.85
Q2 '26

ARPU was $6.18, up 36% year-over-year

Q2 '26 "RULE OF 40"[1]

6,400 bps ↑

above "Rule of 40"[1]



REVENUE Y/Y GROWTH
ADJUSTED EBITDA[1] MARGIN
40%
111%
33%
78%
Q2 '25
108%
40%
68%
Q3 '25
115%
45%
70%
Q4 '25
109%
40%
69%
Q1 '26
104%
43%
61%
Q2 '26

Revenue growth plus Adjusted EBITDA[1] margin makes us a "Rule of 104"[1] Company, 6,400 bps above "Rule of 40"

Q2 '26 REVENUE GROWTH VS. COST GROWTH[A]

1.6X



(IN MILLIONS)
REVENUE Y/Y GROWTH
NON-GAAP TOTAL COSTS[3] Y/Y GROWTH
78%
38%
Q2 '25
68%
37%
Q3 '25
70%
46%
Q4 '25
69%
43%
Q1 '26
61%
39%
Q2 '26
REVENUE GROWTH / COST GROWTH [A] RATIO
2.1x
1.8x
1.5x
1.6x
1.6x

Total revenue grew 1.6x times as fast as total adjusted costs and expenses[3] year-over-year

Q2 '26 PROFIT MARGIN TRENDS



NON-GAAP INCR. ADJ. EBITDA[1] Y/Y MARGIN
ADJ. EBITDA MARGIN[1]
NET INCOME MARGIN
58.3%
33.4%
17.9%
Q2 '25
60.0%
40.3%
27.8%
Q3 '25
58.0%
45.1%
34.7%
Q4 '25
55.6%
40.1%
30.7%
Q1 '26
57.7%
42.6%
31.4%
Q2 '26

57.7% year-over-year incremental Adjusted EBITDA margin[1]

A. Represents revenue Y/Y growth vs. non-gaap total costs and expenses[3] Y/Y growth

Q2 2026 • Letter to Shareholders
10

Financial highlights - cash & equity **Q2 2026**

Q2 '26 CASH ON BALANCE SHEET[A]

35% ↑ year-over-year

(IN BILLIONS)

■ CASH, CASH EQUIVALENTS, & MARKETABLE SECURITIES



$2.1
$2.2
$2.5
$2.8
$2.8
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

Cash on balance sheet[A] was $2.8 billion, up 35% from the prior year

Q2 '26 FULLY DILUTED SHARES OUTSTANDING

0.2% ↑ year-over-year

(IN MILLIONS)

■ SHARES UNDERLYING STOCK-BASED AWARDS
■ BASIC SHARES OUTSTANDING
■ Q/Q DILUTION %



0.3%
(0.2%)
0.0%
0.1%
0.3%
206.6
206.1
206.1
206.4
207.0
19.5
16.7
15.2
14.0
14.7
187.1
189.4
190.9
192.4
192.3
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

Fully diluted shares outstanding (FDSO) were 207.0M, up 0.2% y/y and up 0.3% from last quarter
Excluding the impact of share repurchases, FDSO were 208.5M, up 0.9% y/y and 1.0% from last quarter

Q2 '26 OPERATING CASH FLOW

135% ↑ year-over-year

(IN MILLIONS)

■ OPERATING CASH FLOW
■ OPERATING CASH FLOW AS % OF REVENUE



$111.3
$185.2
$266.8
$312.3
$261.9
22.3%
31.7%
36.8%
47.1%
32.5%
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

Operating cash flow was $262 million, up 135% year-over-year
Operating cash flow as % of revenue was 33%, an improvement of 1,020 bps year-over-year

Q2 '26 STOCK-BASED COMPENSATION & RELATED TAXES

12% ↑ year-over-year

(IN MILLIONS)

■ SBC
■ SBC AS % OF REVENUE



$95.1
$93.6
$91.1
$78.8
$106.8
19.0%
16.0%
12.6%
11.9%
13.3%
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

Stock-based compensation & related taxes were $106.8 million, up 12% year-over-year,
SBC as % of revenue was 13%, an improvement of 570 bps year-over-year

A. Represents cash and cash equivalents and marketable securities.

Q2 2026 • Letter to Shareholders

11

Financial outlook The guidance provided below is based on Reddit’s current estimates and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in Reddit’s reports on file with the Securities and Exchange Commission (the “SEC”). Reddit undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law. As we look ahead, we will share our internal thoughts on revenue and Adjusted EBITDA for the third quarter. In the third quarter of 2026, we estimate: Revenue in the range of $860 million to $870 million Adjusted EBITDA in the range of $385 million to $395 million4 $860M-$870M $385M-$395M Q3 ‘26 REVENUE Outlook Q3 ‘26 ADJUSTED EBITDA Q2 2026 • Letter to Shareholders 12

Steve Huffman Co-Founder & Chief Executive Officer Drew Vollero Chief Financial Officer Earnings conference call & community update Reddit will host a conference call to discuss the results for the second quarter of 2026 on July 30, 2026, at 1:30 p.m. PT / 4:30 p.m. ET. A live webcast of the call can be accessed on Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. A replay of the webcast and transcript will be available on the same websites following the conclusion of the conference call. Reddit will solicit questions from the community at r/RDDT on July 30, 2026, and post responses following the earnings call at Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. Q1 2026 • Letter to Shareholders 13

Notes 1.The definition of Adjusted EBITDA, Adjusted EBITDA margin, incremental Adjusted EBITDA margin, and Rule of 40 and a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA margin can be found on subsequent pages of this appendix 2.The definition of Free Cash Flow and a reconciliation of Free Cash Flow to net cash provided by (used in) operating activities can be found on subsequent pages of this appendix 3.The definition of total adjusted costs and expenses and non-GAAP operating expenses and a reconciliation of total adjusted costs and expenses and non-GAAP operating expenses to the comparable U.S. GAAP measures can be found on subsequent pages of this appendix 4.We have not provided a reconciliation to the forward-looking U.S. GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding U.S. GAAP guidance measures is not available without unreasonable effort About Reddit Reddit is a community of communities. Built on shared interests and passions, it is home to the most open and authentic conversations online. Every day, millions of people post, vote, comment, and search for answers across nearly every topic imaginable, and brands build trusted relationships with their audiences. With 26+ billion posts and comments and more than 130 million daily active uniques, Reddit is one of the internet’s largest sources of information. Learn more at www.redditinc.com. The Reddit app is available on the App Store and Google Play. Forward Looking Statements This letter contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Reddit's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Reddit's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this letter include, but are not limited to, statements regarding Reddit’s priorities, plans with respect to the share repurchase program, future financial and Appendix Q2 2026 • Letter to Shareholders operating performance, including consumer product strategy with respect to growth and engagement, including through video, investments in AI and community moderation, investments in machine learning across the ads platforms, GAAP and non-GAAP guidance, strategies, and expectations of growth. Reddit's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” and elsewhere in documents that Reddit files with the SEC from time to time, including Reddit’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which is being filed with the SEC at or around the date hereof. The forward-looking statements in this letter are based on information available to Reddit as of the date hereof, and Reddit undertakes no obligation to update any forward-looking statements, except as required by law. A Note About Metrics We define a daily active unique (“DAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a 24-hour period. Average DAUq for a particular period is calculated by adding the number of DAUq on each day of that period and dividing that sum by the number of days in that period. We define a weekly active unique (“WAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a trailing seven-day period. Average quarterly WAUq for a particular period is calculated by adding the number of WAUq on each day of that period and dividing that sum by the number of days in that period. We define average revenue per unique (“ARPU”) as quarterly revenue in a given geography divided by the average DAUq in that geography. For the purposes of calculating ARPU, advertising revenue in a given geography is based on the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity, while other revenue in a given geography is based on the billing address of the customer. 14

Use of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement our consolidated financial statements, which are presented in accordance with U.S. GAAP, to evaluate our core operating performance. These non-GAAP financial measures include Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Free Cash Flow margin, total adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense. We use these non-GAAP financial measures to facilitate reviews of our operational performance and as a basis for strategic planning. By excluding certain items that are non-recurring or not reflective of the performance of our normal course of business, we believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance. Accordingly, we believe these non-GAAP financial measures are useful to investors and others because they allow investors to supplement their understanding of our financial trends and evaluate our ongoing and future performance in the same manner as management. However, there are a number of limitations related to the use of non- GAAP financial measures as they reflect the exercise of judgment by our management about which expenses are included or excluded in determining these non-GAAP measures. These non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with U.S. GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. Reddit encourages investors to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate Reddit’s business. We have not provided a reconciliation to the forward-looking GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding GAAP guidance measures is not available without unreasonable effort. Adjusted EBITDA is defined as net income excluding interest (income) expense, net, income tax expense (benefit), depreciation and amortization, stock-based compensation expense and related taxes, other (income) expense, net, and certain other non-recurring or non-cash items impacting net income that we do not consider indicative of our ongoing business performance. Other (income) expense, net consists primarily of realized gains and losses on sales of marketable securities, foreign currency transaction gains and losses, and other income and expense that are not indicative of our core operating performance. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Investor Relations IR@redditinc.com Media Relations  press@redditinc.com Incremental Adjusted EBITDA margin is defined as the change in Adjusted EBITDA divided by the change in revenue over the same period. Rule of 40 is defined as the year-over-year revenue growth rate plus adjusted EBITDA margin over the same period. We consider the exclusion of certain non-recurring or non- cash items in calculating Adjusted EBITDA and Adjusted EBITDA margin to provide a useful measure for investors and others to evaluate our operating results in the same manner as management. Free Cash Flow represents net cash provided by (used in) operating activities less purchases of property and equipment. Free Cash Flow margin is defined as Free Cash Flow divided by revenue. We believe that Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Total adjusted costs and expenses represents cost of revenue and operating expenses excluding stock- based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting cost of revenue and operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP operating expenses represents operating expenses excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense represent their respective operating expense line items excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items. We consider adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense to be useful measures as they exclude expenses that are not reflective of our operational performance and could mask underlying trends in our business. Q2 2026 • Letter to Shareholders 15

Reddit, Inc.
Key Operating Metrics by Geography
(in millions, except percentages and ARPU)
(unaudited)

	Three months ended June 30, 2026	Three months ended June 30, 2025	% Change	Six months ended June 30, 2026	Six months ended June 30, 2025	% Change
Revenue: Global	$ 804.9	$ 499.6	61 %	$ 1,468.3	$ 892.0	65 %
Revenue: U.S.	$ 638.1	$ 408.8	56 %	$ 1,163.7	$ 722.7	61 %
Revenue: International	$ 166.8	$ 90.8	84 %	$ 304.6	$ 169.3	80 %

	Three months ended June 30, 2026	Three months ended June 30, 2025	% Change
DAUq: Global	130.3	110.4	18 %
DAUq: U.S.	53.2	50.3	6 %
DAUq: International	77.1	60.1	28 %
Logged-in DAUq: Global	52.6	49.3	7 %
Logged-in DAUq: U.S.	23.1	22.9	1 %
Logged-in DAUq: International	29.5	26.4	12 %
Logged-out DAUq: Global	77.7	61.1	27 %
Logged-out DAUq: U.S.	30.1	27.4	10 %
Logged-out DAUq: International	47.6	33.7	41 %
WAUq: Global	514.6	416.4	24 %
WAUq: U.S.	197.2	181.0	9 %
WAUq: International	317.4	235.4	35 %
ARPU: Global	$ 6.18	$ 4.53	36 %
ARPU: U.S.	$ 11.85	$ 7.87	51 %
ARPU: International	$ 2.26	$ 1.73	31 %

Q2 2026 • Letter to Shareholders

16

Reddit, Inc. Consolidated Statements of Operations (in thousands, except share and per share amounts) (unaudited) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Revenue $ 804,905 $ 499,627 $ 1,468,316 $ 891,988 Costs and expenses: Cost of revenue 70,308 45,900 126,575 82,989 Research and development 231,276 196,610 438,522 387,881 Sales and marketing 195,897 120,619 347,369 211,304 General and administrative 75,708 68,787 141,222 138,200 Total costs and expenses 573,189 431,916 1,053,688 820,374 Income from operations 231,716 67,711 414,628 71,614 Other income (expense), net 25,119 21,147 47,935 41,681 Income before income taxes 256,835 88,858 462,563 113,295 Income tax expense (benefit) 3,987 (439) 5,734 (2,160) Net income $ 252,848 $ 89,297 $ 456,829 $ 115,455 Net income per share attributable to Class A and Class B common stock Basic $ 1.31 $ 0.48 $ 2.38 $ 0.63 Diluted $ 1.25 $ 0.45 $ 2.26 $ 0.58 Weighted-average shares used to compute net income per share attributable to common stockholders Basic 192,345,684 185,437,777 191,932,329 183,730,992 Diluted 202,029,721 199,522,433 202,326,864 200,681,458 Q2 2026 • Letter to Shareholders 17

Reddit, Inc. Consolidated Balance Sheets (in thousands) (unaudited) June 30, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 1,486,838 $ 953,569 Marketable securities 1,299,519 1,523,242 Accounts receivable, net 650,098 590,162 Prepaid expenses and other current assets 105,210 69,012 Total current assets 3,541,665 3,135,985 Property and equipment, net 11,981 12,710 Operating lease right-of-use assets, net 18,411 20,788 Intangible assets, net 10,565 15,521 Goodwill 42,174 42,174 Other noncurrent assets 11,809 11,995 Total assets $ 3,636,605 $ 3,239,173 Liabilities and stockholders’ equity Current liabilities Accounts payable $ 89,144 $ 62,929 Operating lease liabilities 7,783 7,023 Accrued expenses and other current liabilities 240,822 201,331 Total current liabilities 337,749 271,283 Operating lease liabilities, noncurrent 13,084 16,191 Other noncurrent liabilities 72 22,661 Total liabilities 350,905 310,135 Commitments and contingencies Stockholders’ equity: Preferred stock — — Class A common stock 14 14 Class B common stock 5 5 Class C common stock — — Additional paid-in capital 3,504,664 3,595,772 Accumulated other comprehensive income (loss) (4,695) 4,364 Accumulated deficit (214,288) (671,117) Total stockholders’ equity 3,285,700 2,929,038 Total liabilities and stockholders’ equity $ 3,636,605 $ 3,239,173 Q2 2026 • Letter to Shareholders 18

Reddit, Inc. Consolidated Statements of Cash Flows (in thousands) (unaudited) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Cash flows from operating activities Net income $ 252,848 $ 89,297 $ 456,829 $ 115,455 Adjustments to reconcile net income to net cash provided by (used in) operating activities: Depreciation and amortization 4,258 3,934 8,468 7,897 Non-cash operating lease cost 1,743 1,514 3,419 2,982 Amortization of premium (accretion of discount) on marketable securities, net (2,799) (6,691) (7,096) (15,575) Stock-based compensation expense 100,952 89,070 169,288 174,484 Other adjustments 85 97 (606) (41) Changes in operating assets and liabilities: Accounts receivable (127,228) (81,116) (59,271) (57,757) Prepaid expenses and other assets (12,454) (9,352) (36,206) (26,358) Operating lease right-of-use assets and liabilities (1,575) (1,589) (3,390) (3,369) Accounts payable 37,020 19,991 26,037 18,945 Accrued expenses and other liabilities 9,026 6,176 16,657 22,246 Net cash provided by (used in) operating activities $ 261,876 $ 111,331 $ 574,129 $ 238,909 Cash flows from investing activities Purchases of property and equipment (1,134) (505) (2,224) (1,484) Purchases of marketable securities (311,978) (556,457) (676,907) (1,061,303) Maturities of marketable securities 409,247 552,532 883,715 1,017,594 Proceeds from sale of marketable securities — — 17,989 12,372 Other investing activities (1,421) 2,354 (3,037) 3,243 Net cash provided by (used in) investing activities $ 94,714 $ (2,076) $ 219,536 $ (29,578) Cash flows from financing activities Proceeds from exercise of employee stock options 5,037 4,303 9,936 14,487 Taxes paid related to net share settlement of restricted stock units (14,546) (15,225) (30,742) (51,900) Repurchases of Class A common stock (234,591) — (239,590) — Net cash provided by (used in) financing activities $ (244,100) $ (10,922) $ (260,396) $ (37,413) Net increase (decrease) in cash and cash equivalents 112,490 98,333 533,269 171,918 Cash and cash equivalents at the beginning of the period 1,374,348 635,727 953,569 562,142 Cash and cash equivalents at the end of the period $ 1,486,838 $ 734,060 $ 1,486,838 $ 734,060 Q2 2026 • Letter to Shareholders 19

Reddit, Inc. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (in thousands, except percentages) (unaudited) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Net income $ 252,848 $ 89,297 $ 456,829 $ 115,455 Add (deduct): Interest (income) expense, net (25,027) (21,056) (48,912) (41,470) Income tax expense (benefit) 3,987 (439) 5,734 (2,160) Depreciation and amortization 4,258 3,934 8,468 7,897 Stock-based compensation expense and related taxes 106,836 95,104 185,684 202,509 Other (income) expense, net (92) (91) 977 (211) Adjusted EBITDA $ 342,810 $ 166,749 $ 608,780 $ 282,020 Net margin 31.4% 17.9% 31.1% 12.9 % Adjusted EBITDA margin 42.6% 33.4% 41.5% 31.6 % Q2 2026 • Letter to Shareholders 20

Reddit, Inc. Reconciliation of Free Cash Flow and Free Cash Flow Margin (in thousands, except percentages) (unaudited) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Net cash provided by (used in) operating activities $ 261,876 $ 111,331 $ 574,129 $ 238,909 Less: Purchases of property and equipment (1,134) (505) (2,224) (1,484) Free Cash Flow $ 260,742 $ 110,826 $ 571,905 $ 237,425 Operating cash flow margin 32.5% 22.3% 39.1% 26.8 % Free Cash Flow margin 32.4% 22.2% 38.9% 26.6 % Q2 2026 • Letter to Shareholders 21

Reddit, Inc. Reconciliation of Non-GAAP Costs and Expenses (in thousands) (unaudited) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Total costs and expenses $ 573,189 $ 431,916 $ 1,053,688 $ 820,374 Less: Depreciation and amortization 4,258 3,934 8,468 7,897 Stock-based compensation expense and related taxes 106,836 95,104 185,684 202,509 Total adjusted costs and expenses $ 462,095 $ 332,878 $ 859,536 $ 609,968 Total operating expenses $ 502,881 $ 386,016 $ 927,113 $ 737,385 Less: Depreciation and amortization 4,258 3,934 8,468 7,897 Stock-based compensation expense and related taxes 106,583 94,900 185,286 202,088 Non-GAAP operating expenses $ 392,040 $ 287,182 $ 733,359 $ 527,400 Research and development expenses $ 231,276 $ 196,610 $ 438,522 $ 387,881 Less: Depreciation and amortization 2,645 2,510 5,284 5,050 Stock-based compensation expense and related taxes 69,098 59,629 118,770 124,816 Non-GAAP research and development expenses $ 159,533 $ 134,471 $ 314,468 $ 258,015 Sales and marketing expenses $ 195,897 $ 120,619 $ 347,369 $ 211,304 Less: Depreciation and amortization 1,379 1,216 2,721 2,418 Stock-based compensation expense and related taxes 13,068 11,153 20,205 25,373 Non-GAAP sales and marketing expenses $ 181,450 $ 108,250 $ 324,443 $ 183,513 General and administrative expenses $ 75,708 $ 68,787 $ 141,222 $ 138,200 Less: Depreciation and amortization 234 208 463 429 Stock-based compensation expense and related taxes 24,417 24,118 46,311 51,899 Non-GAAP general and administrative expenses $ 51,057 $ 44,461 $ 94,448 $ 85,872 Q2 2026 • Letter to Shareholders 22